Prudential Small-Cap Core Equity Fund
Ticker Symbols
Class A: PQVAX	Class R: DCERX
Class B: PQVBX	Class Z: PSQZX
Class C: PQVCX

Summary Prospectus	February 16, 2010
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialSmallCapCoreEquityFund@prudentialfundsemail.com

The Fund's Prospectus and SAI, both dated February 16, 2010, and the Fund's most recent shareholder report, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus. Prior to February 16, 2010, the Fund was known as Dryden Small-Cap Core Equity Fund, Inc.

MF176A

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 28 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 40.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	None	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.60	.60	.60	.60	.60
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.35	.35	.35	.35	.35
= Total annual Fund operating expenses	1.25	1.95	1.95	1.70	.95
- Fee waiver or expense reimbursement	None	None	None	(.25)	None
= Net annual Fund operating expenses	1.25	1.95	1.95	1.45	.95
Examples. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$670	$925	$1,199	$1,978	$670	$925	$1,199	$1,978
Class B	$698	$912	$1,152	$2,009	$198	$612	$1,052	$2,009
Class C	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
Class R	$148	$511	$900	$1,988	$148	$511	$900	$1,988
Class Z	$97	$303	$525	$1,166	$97	$303	$525	$1,166
° The distributor of the Fund has contractually agreed until February 28, 2011 to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to February 28, 2011, and may be renewed, modified or terminated thereafter. The decision on whether to renew, modify or terminate the waiver is subject to review by the distributor and the Fund's Board of Directors.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks investments whose price we expect to increase over several years. We normally invest at least 80% of the Fund's investable assets in common stock and equity-related securities of small-cap U.S. companies. The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We currently consider small-cap companies to be those with market capitalizations like those found in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index).

A team of portfolio managers from Quantitative Management Associates LLC manages the Fund using an investment process that is centered around a quantitative stock selection model used to evaluate growth potential, valuation, liquidity and investment risk. We select securities that we expect will provide strong capital appreciation, while trying to limit both differences in portfolio characteristics from those of the S&P SmallCap 600 Index and the effects of taxation.

We try to reduce the taxes shareholders pay on the Fund's capital gains. Part of our goal is to outperform the S&P SmallCap 600 Index on a before-and after-tax basis. We try to limit taxes by avoiding short-term capital gains whenever possible. We also may sell securities that have fallen in value in order to generate losses that can be used to offset current and future capital gains on other securities, while, at the same time, improve the risk/return profile of the portfolio. We may use hedging techniques to help limit taxable income and capital gains.

Equity-related securities in which the Fund may invest include convertible securities and non-convertible preferred stocks. While we make every effort to achieve the Fund's objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Although we try to invest wisely, all investments involve risk. Since we invest primarily in equity-related securities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the stock prices of large company stocks and they may also present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index and may, in fact, decline more than the S&P SmallCap 600 Index. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of investment income and net realized gains, including through the use of hedging techniques, the Fund expects to distribute taxable income or capital gains from time to time.

Recent Market Events. Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of their issuers remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund. Debt markets are also experiencing a period of high volatility which has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage-backed securities, have since expanded to include derivatives, securitized assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

For more information on the risks of investing in this Fund, please see How the Fund Invests- Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares) 1
Best Quarter: 4th Quarter 2001 19.75% Worst Quarter: 4th Quarter 2008 -26.75%
1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	10.79	-3.25	4.35	N/A
Class C shares	15.40	-2.87	4.15	N/A
Class R shares	17.01	N/A	N/A	-10.33
Class Z shares	17.57	-1.90	5.20	N/A

Class B Shares %
Return Before Taxes	11.40	-3.07	4.15	N/A
Return After Taxes on Distributions	11.40	-3.07	4.15	N/A
Return After Taxes on Distribution and Sale of Fund Shares	7.41	-2.58	3.61	N/A

Index % (reflects no deduction for fees, expenses or taxes)
S&P SmallCap 600 Index	25.57	1.36	6.35
Lipper Average	31.90	0.65	5.86
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Margaret S. Stumpp, PhD	Chief Investment Officer	May 2000
		Ted Lockwood	Managing Director	May 2000
		Daniel Carlucci, CFA	Vice President & Portfolio Manager	September 2005
BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com

MF176A